UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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NEURO-HITECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEURO-HITECH, INC.
One Penn Plaza, Suite 1503
New York, NY 10019
Telephone: (212) 594-1215
Facsimile: (212) 798-8183
Website: www.neurohitech.com

June 4, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Neuro-Hitech, Inc. to be held on June 26, 2007. The formal Notice of the meeting, a Proxy Statement describing the proposals to be voted upon and a proxy card are enclosed.

At this year’s annual meeting, the agenda includes the annual election of directors, amendments to the 2006 Incentive Stock Plan and the ratification of the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR election of the director nominees, FOR amendments to the 2006 Incentive Stock Plan and FOR the ratification of the appointment of Moore Stephens, P.C. as our independent registered public accounting firm. Please refer to the proxy statement for detailed information on each of the proposals and the annual meeting. Your Neuro-Hitech stockholder vote is important and we strongly urge you to cast your vote.

If you have any questions concerning the annual meeting or the proposals, please contact us at (212) 594-1215, for questions regarding stock ownership, you may contact our transfer agent, StockTrans, Inc., by e-mail through their website at www.stocktrans.com or by phone at
(610) 649-7300.

Best Regards,

Mark Auerbach
Chairman of the Board

NEURO-HITECH, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 26, 2007
1:00 p.m. Eastern Daylight Time

Dear Stockholder:

We invite you to attend our 2007 Annual Stockholders’ Meeting. The meeting will be held on Tuesday, June 26, 2007 at 1:00 p.m., Eastern Daylight Time, at the executive offices of Marco International at One Penn Plaza, Suite 2514, New York, NY 10019.

We are holding the annual meeting for the following purposes:

1.                To elect seven (7) directors to hold office until the next annual stockholders’ meeting or until their respective successors have been elected or appointed;

2.	To approve amendments to the Company’s 2006 Incentive Stock Plan;

3.	To ratify the appointment of Moore Stephens, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We have not received notice of other matters that may be properly presented at the annual meeting.

Only stockholders of record at the close of business on May 18, 2007 will be entitled to vote at the annual meeting or any postponements or adjournments thereof.

Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting.

By order of the Board of Directors

Reuben Seltzer
Chief Executive Officer, President and Secretary

New York, New York
June 4, 2007

NEURO-HITECH, INC.
One Penn Plaza, Suite 1503
New York, NY 10019

_______________________________

PROXY STATEMENT
_______________________________

June 4, 2007

Our Board of Directors solicits your proxy for the 2007 Annual Stockholders’ Meeting of Neuro-Hitech, Inc. (the “Company” or “Neuro-Hitech”) to be held at 1:00 p.m Eastern Daylight Time on Tuesday, June 26, 2007, at the executive offices of Marco International at One Penn Plaza, Suite 2514, New York, NY 10019, and at any postponements and adjournments thereof, for the purposes sets forth in the “Notice of Annual Meeting of Stockholders.”

Record Date and Stock Ownership. Only stockholders of record at the close of business on May 18, 2007 will be entitled to vote at the annual meeting. The majority of the shares of common stock outstanding on the record date must be present in person or by proxy to have a quorum. We had 12,331,388 outstanding shares of common stock as of May 5, 2007. We made copies of this proxy statement available to stockholders beginning on June 4, 2007.

Submitting and Revoking Your Proxy. If you complete and submit your proxy, the persons named as proxies will follow your instructions. If you submit your proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares as follows:

•	FOR the election of the director nominees as set forth in “Proposal 1: Election of Directors.”

•	FOR the amendments to the 2006 Incentive Stock Plan as set forth in “Proposal 2: Approval of Amendments to the 2006 Incentive Stock Plan.”

•
FOR the ratification of the appointment of Moore Stephens, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007 as set forth in “Proposal 3: Ratification of Independent Registered Public Accounting Firm.”

In addition, if other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may be properly presented for voting at the annual meeting.

Your stockholder vote is important. Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the annual meeting in person. If you hold your shares in your name as a registered holder and not through a bank or brokerage firm, you may submit your vote in person. The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, phone, or mail.

If you are a registered holder, you may revoke your proxy at any time before the annual meeting by submitting a later-dated proxy, voting in person at the annual meeting, or by delivering instructions to our Corporate Secretary before the annual meeting. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

Quorum Requirement. The holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at the annual meeting of stockholders for the transaction of any business.

Votes Required to Adopt Proposals. Each share of our common stock outstanding on the record date is entitled to one vote on each of the seven director nominees and one vote on each other matter. Directors receiving the plurality of votes cast will be elected (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). The approval of the amendments to the 2006 Incentive Stock Plan and the ratification of the appointment of Moore Stephens, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007 require the affirmative vote of the majority of the shares of common stock present or represented by proxy with respect to each such proposal.

Shares of common stock not present at the meeting and shares voting “abstain” have no effect on the election of directors. For the proposals amending the 2006 Incentive Stock Plan and ratifying the independent registered public accounting firm, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes on a proposal (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed present or represented for determining whether stockholders have approved that proposal. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on the proposal to amend the 2006 Incentive Stock Plan.

PROPOSAL 1: ELECTION OF DIRECTORS

Our nominees for the election of directors at the annual meeting include four independent directors, as defined in the applicable rules for companies traded on The NASDAQ Capital Market (NASDAQ), and three members of our senior management. Stockholders elect all directors annually. At the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has selected the nominees to serve as directors for the one-year term beginning at the annual meeting on June 26, 2007 or until their successors, if any, are elected or appointed.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

John Abernathy (age 70) has been a director of Neuro-Hitech since January 2006. Mr. Abernathy served as Chief Operating Officer of Patton Boggs LLP, a law firm, from January 1995 until his retirement in May 2004, and as managing partner of the accounting firm BDO Seidman from 1983 to 1990. Since July 2001, Mr. Abernathy has served on the board of directors of Par Pharmaceutical Companies, Inc. (“Par”), as a chairman of its audit committee since September 2003 and chairman of the board since September 2006. Mr. Abernathy is also a director of Sterling Construction Company, Inc., a civil construction company and chairs its audit committee.

Mark Auerbach (age 69) served as chairman of the board of directors of Neuro-Hitech January 2006. Mr. Auerbach served as chairman of the board of Par from September 2003 to September 2006 and a director since 1990, and as a director of Optimer Pharmaceuticals, Inc., a biopharmaceutical company with a portfolio of late-stage anti-infective products and a range of preclinical antibiotics from carbohydrate drug discovery platform, since May 2005. From June 1993 through December 2005, Mr. Auerbach has served as Senior Vice President and Chief Financial Officer of Central Lewmar L.P., a distributor of fine papers.

David Dantzker (age 64) has been serving as a director of Neuro-Hitech since November 2006. Dr. Dantzker has been a general partner at Wheatley MedTech Partners, L.P., a New York-based venture capital firm since January 2001. He has served on the faculty and in leadership positions of four major research-oriented medical schools and has authored or co-authored 130 research papers and five textbooks. He is an internationally recognized expert in the area of pulmonary medicine and critical care. Prior to serving with Wheatley Partners, Dr. Dantzker served as Chief Executive Officer of Redox Pharmaceuticals Corporation from November 2000 until October 2001. Dr. Dantzker served as President of Long Island Jewish Medical Center from July 1993 to October 1997 and President of North Shore—LIJ Health System from October 1997 until May 2000. Dr. Dantzker is currently chairman of the board of directors of Versamed, Inc. and Oligomerix and a director of CNS, Inc., Visionsense, Ltd. and Advanced Biohealing Inc.

Alan Kestenbaum (age 45) has been serving as a director of Neuro-Hitech and its Executive Vice President since January 2006. Mr. Kestenbaum founded in 1985, and is currently Chief Executive Officer of, Marco International Corp., an international finance investment and trading company specializing in raw materials. In March 2004, Mr. Kestenbaum founded and is currently Chairman and Chief Executive Officer of Globe Specialty Metals, Inc. Mr. Kestenbaum also serves as a director for Wolverine Tube, Inc.

Jay Lombard (age 46) has been serving as a director of Neuro-Hitech since February 2007. Dr. Lombard has been serving as the Chairman of Neurology at Bronx Lebanon Hospital since September 2006 and as Clinical Assistant Professor of Neurology at Cornell University Medical College, New York Presbyterian Hospital since January 1998. Dr. Lombard has also been the director of the Brain Behavior Center in Pomona, New York since January 2001. Dr. Lombard is a board certified neurologist and is a published author and speaker on various neurological matters. Dr. Lombard completed his neurology residency at Albert Einstein College of Medicine, Long Island Jewish Medical Center and is on several advisory boards including Two River Holdings and Metagenics, Inc.

L. William McIntosh (age 61) has been serving as a director of Neuro-Hitech and its Chief Operating Officer since November 2006. Prior to joining the Company, Mr. McIntosh spent 30 years within the pharmaceutical and biotechnology industries in a variety capacities including marketing, sales, business development, product development and general management. Immediately prior to joining the Company, from August 2004 to November 2006, he served as a director and Chief Executive Officer of Q-RNA, Inc., a New York-based biotechnology company that the Company acquired in November of 2006. Prior to that, Mr. McIntosh served as Principal and Managing Director of Novatures Consulting Group between June 2003 and July 2004. Between August 2001 and May 2003, Mr. McIntosh served as President and CBO of FASgen, Inc. Mr. McIntosh has also served in senior positions at Merck & Co., Inc., Medco Containment Services, Boehringer Mannheim Pharmaceuticals Corporation, Zynaxis, Inc., Smith-Kline Beecham Pharmaceuticals, VIMRx Pharmaceuticals, Inc. and Nexell Therapeutics, Inc.

Reuben Seltzer (age 50) has been serving as a director of Neuro-Hitech and its President and Chief Executive Officer since January 2006. Since 1996, Mr. Seltzer served as Chief Executive and President of our predecessor, Marco Hi-Tech JV Ltd. (“Marco”), which became our wholly-owned subsidiary in January of 2006 when Marco merged with the Company (“Merger”). Mr. Seltzer has been president of Marco Hi-Tech JV LLC, a raw material and ingredient distribution company serving the dietary supplement industry, since January 2002, and a director and consultant for Hi-Tech Pharmacal Co., Inc., a pharmaceutical company since 1992.

CORPORATE GOVERNANCE

Board Responsibilities and Structure. The Board oversees, counsels, and directs management in the long-term interests of the Company and our stockholders. The Board’s responsibilities include:

•	selecting and regularly evaluating the performance of the Chief Executive Officer and other senior executives;

•	reviewing and approving our major financial objectives and strategic and operating plans, business risks, and actions;

•	overseeing the conduct of our business to evaluate whether the business is being properly managed; and

•	overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

The Board and its committees meet throughout the year, hold special meetings and act by written consent, from time to time, as appropriate. Board agendas include regularly scheduled sessions for the independent directors to meet without management present, and the Chairman of the Board leads those sessions.

Board Committees and Charters. The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. The Board currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. The Board of Directors determined each member of the Audit, Compensation and Nominating and Corporate Governance Committees to be an independent director in accordance with NASDAQ standards. Each of the Board committees has a written charter approved by the Board, and each committee conducts an annual evaluation of the committee’s performance. We post copies of each charter on our Web site at www.neurohitech.com under the “Corporate Governance” section. Each committee can engage outside experts, advisers, and counsel to assist the committee in its work.

John Abernathy, Mark Auerbach and David Dantzker comprise the committee members for each of the three committees described below, with John Abernathy serving as Chair of the Audit Committee and Compensation Committee.

Audit Committee. The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is responsible for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm. The Board has determined that Messrs. Abernathy and Auerbach each meet the SEC’s qualifications to be an “audit committee financial expert,” including meeting the relevant definition of an “independent director.” The Board determined that each Audit Committee member has sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit Committee.

Compensation Committee. The Compensation Committee has authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock option plans, including reviewing and granting stock options to our executive officers. The Compensation Committee also reviews and determines various other compensation policies and matters, including making recommendations to the Board with respect to employee compensation and benefit plans generally.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The committee also reviews and assesses the effectiveness of the Board’s Corporate Governance Guidelines, makes recommendations to the Board regarding proposed revisions to these Guidelines, and makes recommendations to the Board regarding the size and composition of the Board.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. This assessment includes understanding of and experience in pharmaceutical and biotechnology companies and finance experience. The committee reviews these factors, and others considered useful by the committee, in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members. The committee establishes procedures for the nomination process, recommends candidates for election to the Board, and nominates officers for election by the Board.

Consideration of new Board candidates typically involves a series of internal discussions, review of information concerning candidates, and interviews with selected candidates. Board members or executive officers typically suggest candidates for nomination to the Board. In 2006, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board candidates. The current directors were selected prior to the establishment of the Nominating and Corporate Governance Committee. The committee considers candidates proposed by stockholders and evaluates them using the same criteria as for other candidates. A stockholder seeking to recommend a prospective nominee for the committee’s consideration should submit the candidate’s name and qualifications to our Corporate Secretary.

Attendance at Board, Committee and Annual Stockholders’ Meetings. The Board and the Audit Committee held five meetings each in 2006. The Compensation Committee did not hold any meetings in 2006 and the Nominating and Corporate Governance Committee was not formed until 2007. We expect each director to attend every meeting of the Board and the committees on which he serves. All directors attended at least 75% of the meetings of the Board and the committees on which they served in 2006 during the time in which they were appointed to the Board and the respective committees. We encourage each of the directors to attend the annual meeting of stockholders.

Director Independence. Each of the non-employee directors qualifies as “independent” in accordance with the published listing requirements of NASDAQ: Mr. Abernathy, Mr. Auerbach, Dr. Dantzker and Dr. Lombard. Messrs. Kestenbaum, McIntosh and Seltzer do not qualify as independent because they are Neuro-Hitech employees. The NASDAQ rules have both objective tests and a subjective test for determining who is an “independent director.” The objective tests state, for example, that a director is not considered independent if he or she is an employee of the Company or is a partner in or executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year. The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

None of the non-employee directors were disqualified from “independent” status under the objective tests. In assessing independence under the subjective test, the Board took into account the standards in the objective tests, and reviewed and discussed additional information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to Neuro-Hitech and its management. Based on all of the foregoing, as required by NASDAQ rules, the Board made a subjective determination as to each independent director that no relationships exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.

In addition to the board-level standards for director independence, the directors who serve on the Audit Committee each satisfy standards established by the SEC providing that to qualify as “independent” for the purposes of membership on that Committee, members of audit committees may not accept directly or indirectly any consulting, advisory, or other compensatory fee from Neuro-Hitech other than their director compensation.

Transactions Considered in Independence Determinations. In making its independence determinations, the Board considered transactions occurring since the beginning of 2004 between Neuro-Hitech, its predecessors, and entities associated with the independent directors or members of their immediate family. All identified transactions that appear to relate to Neuro-Hitech and a person or entity with a known connection to a director are presented to the Board for consideration. In making its subjective determination that each non-employee director is independent, the Board considered the transactions in the context of the NASDAQ objective standards, the special standards established by the SEC for members of audit committees, and the SEC and Internal Revenue Service (IRS) standards for compensation committee members. In each case, the Board determined that, because of the nature of the director’s relationship with the entity and/or the amount involved, the relationship did not impair the director’s independence.

Corporate Code of Ethics. The Board is committed to legal and ethical conduct in fulfilling its responsibilities. The Board expects all directors, as well as officers and employees, to act ethically at all times. Additionally, the Board expects the Chief Executive Officer, the Chief Financial Officer, and all senior financial and accounting officials to adhere to the Company’s Code of Ethics which was adopted on February 23, 2006. The Code of Ethics is posted on our Internet website at www.neurohitech.com. A copy of our Code of Ethics is available free of charge by contacting us at (212) 594-1215.

Communications from Stockholders to the Board. The Board recommends that stockholders initiate any communication with the Board in writing and send it to the attention of our Corporate Secretary. This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The Board has instructed our Corporate Secretary to review such correspondence and, in his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

DIRECTOR COMPENSATION

The Board has agreed to pay Mr. Auerbach a director fee of $100,000 per year, payable quarterly. The Company has also agreed to pay Mr. Abernathy a director fee of $40,000 per year, payable quarterly.

The table below sets forth the compensation paid to each non-employee member of our Board during the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Option Awards (2) ($)	All Other Compensation ($)	Total ($)
Mark Auerbach	100,000	119,231	—	219,231
John Abernathy	40,000	19,871	—	59,871
David Dantzker (1)	—	—	—	—
Jay Lombard (1)	—	—	—	—

(1) Dr. Dantzker did not receive any compensation for Board service in 2006. Dr. Lombard was not serving on the Board during 2006.

(2) Of these amounts, $119,231 represents the full grant date fair value of an option to purchase 300,000 shares granted to Mr. Auerbach on January 24, 2006 and $19,871 represents the full grant date fair value of an option to purchase 50,000 shares granted to Mr. Abernathy on January 24, 2006. The value represents the dollar amounts recognized for financial statement reporting purposes in 2006 in accordance with FAS 123R for awards made during 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the information that we know regarding ownership of our common stock on April 10, 2007 by (i) each person who is known to us to own 5% or more of our common stock, (ii) each of our directors and (iii) and each of our listed officers.

Stockholder	Number of Shares of common Stock Beneficially Owned at April 10, 2007 (1)	Percentage of Shares Beneficially Owned (1)
5% or Greater Stockholders
Hi-Tech Pharmacal Co., Inc. (2)	1,140,610 (4)	9.2%
Wheatley MedTech Partners, L.P. (3)	768,942 (5)	6.1%
Wheatley New York Partners, LP (3)	1,066,987 (6)	8.3%
Durand Venture Associates, LLC	1,373,636 (7)	10.5%
Directors and Executive Officers:
John D. Abernathy, Director	50,000 (8)	*
Mark Auerbach, Director	300,000 (9)	2.4%
David J. Barrett, Chief Financial Officer	40,000 (10)	*
David Dantzker, Director	30,098 (11)	*
Alan Kestenbaum, Executive Vice President and Director	2,207,176 (12)	17.9%
Jay Lombard, Director	16,666 (13)	*
L. William McIntosh, Chief Operating Officer and Director	50,354 (14)	*
Reuben Seltzer, Chief Executive Officer, President and Director	1,217,276 (15)	9.7%
All directors and executive officers as a group (8 individuals)	3,911,570 (16)	31.7%
* Less than 1%.
(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise noted, shares are owned of record and beneficially by the named person. Based upon 12,333,537 shares of common stock outstanding on April 10, 2007.
(2) Reuben Seltzer is a director of Hi-Tech Pharmacal Co., Inc. and disclaims beneficial ownership as to any of the shares owned by Hi-Tech Pharmacal Co., Inc.
(3) David Dantzker is a director of Wheatley MedTech Partners, L.P. and Wheatley New York Partners, LP and disclaims beneficial ownership as to any of the shares owned by each of those entities.
(4) Includes 15,000 shares of common stock issuable upon the exercise of currently exercisable warrants.
(5) Includes 326,656 shares of common stock issuable upon the exercise of currently exercisable warrants.
(6) Includes 452,172 shares of common stock issuable upon the exercise of currently exercisable warrants.
(7) Includes 686,818 shares of common stock issuable upon the exercise of currently exercisable warrants.
(8) Includes options to purchase 16,666 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(9) Includes options to purchase 100,000 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(10) Includes options to purchase 40,000 shares of common stock exercisable within sixty (60) days of April 10, 2007.

(11) Includes options to purchase 30,098 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(12) Includes warrants to purchase 15,000 shares of common stock and options to purchase 46,666 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(13) Includes options to purchase 16,666 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(14) Includes 31,604 shares of common stock issuable upon the exercise of currently exercisable options and options to purchase 18,750 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(15) Includes 5,000 shares of common stock issuable upon the exercise of currently exercisable warrants and options to purchase 146,666 shares of common stock exercisable within sixty (60) days of April 10, 2007.
(16) Includes shares of common stock issuable upon the exercise of currently exercisable warrants and options to purchase common stock exercisable within sixty (60) days of April 10, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board’s Audit Committee is responsible for review, approval, or ratification of “related-person transactions” between Neuro-Hitech or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. The Audit Committee determines whether the related person has a material interest in a transaction and may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

In the year ended December 31, 2006, the following related party transactions occurred:

On January 5, 2006, Mark Auerbach, one of our directors, and his wife purchased an aggregate of 367,046 shares of Marco common stock pursuant to a securities purchase agreement with Marco for an aggregate purchase price of $321,000. Prior to the Merger, Mr. Auerbach transferred an aggregate of 24,012.36 shares to his son and daughter-in-law. Upon the effectiveness of the Merger, such shares of Marco common stock were converted into 200,000 shares of Neuro-Hitech common stock.

On January 5, 2006, John Abernathy, one of our directors, purchased 57,173.42 shares of Marco common stock for a purchase price of $50,001 pursuant to a securities purchase agreement with Marco. Upon the effectiveness of the Merger, such shares of Marco common stock were converted into 33,334 shares of Neuro-Hitech common stock.

On January 24, 2006 Hi-Tech Pharmacal Co., Inc. and Alan Kestenbaum each purchased $150,000 of Units in a private offering and on January 27, 2006 Reuben Seltzer purchased $50,000 of Units in a private offering at the same price, and subject to the same terms, as other subscribers in the private offering. Each Unit consisted of (i) 10,000 shares of Neuro-Hitech common stock and (ii) a detachable, transferable three-year warrant to purchase 2,500 shares of Neuro-Hitech common stock. The Units were sold at a purchase price of $25,000 per Unit.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s primary objective with respect to executive compensation is to design compensation programs which will align executives’ compensation with our overall business strategies, attract and retain highly qualified executives and provide incentives that drive stockholder value. The Compensation Committee of our Board (which we will refer to as the “Committee”) is responsible for developing and maintaining appropriate compensation programs for our Executive Officers, including our Named Executive Officers. The Committee is comprised of Directors Auerbach, Dantzker and Abernathy (Chair). In order to enhance the Committee’s ability to carry out these responsibilities effectively, as well as ensure that the Company maintains strong links between executive pay and performance, the Committee:

•	Reviews management recommendations to the Committee with respect to compensation decisions. The Chief Executive Officer is not present when the Committee makes decisions on his compensation package.
•
Reviews the Chief Executive Officer’s individual performance evaluations for executive officers and discusses such performance assessments with the Chief Executive Officer on an annual basis and recommends any adjustments to the Board for approval.

In setting compensation for the Executive Officers, the Committee:

•	Considers comparative market data, gathered from early stage bio-technology companies of comparable size.
•	Considers prior salary levels and the value of any long-term incentive awards at the time the awards were made.

The allocation of at risk compensation between short-term and long-term performance compensation is based on market comparisons to remain competitive to other companies and to further our objective to attract and retain highly qualified executives. This allocation is re-evaluated annually.

Compensation Components

Salaries

The Company believes that executive base salaries should generally be targeted at or below the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies. However, the Company may provide for base salaries above the median if, in the Committee’s view, a particular executive’s performance exceeded expectations; if an executive takes on additional responsibilities; or under other special circumstances. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual performance and experience.

Long-Term Incentive Awards

The Company believes that the most effective means to encourage long-term performance by our Executive Officers is to create an ownership culture. This philosophy is implemented through the granting of equity-based awards that vest based on continued employment and other long-term awards which vest on achievement of pre-determined performance goals. For 2006, the equity-based awards were designed in part to promote retention of key executives during the acquisition of Q-RNA.

Stock Options

The Company believes that use of options provides it with the ability to retain key employees and at the same time increase stockholder value since the value of the common stock underlying the options is only realized if the Company’s stock price increases from the date on which the options are granted. The Committee approves all options grants and sets the option price based on fair market value of the Company’s common stock on the effective date of the grant.

Compensation Tables

Summary Compensation Table

The following table shows the total compensation awarded to, earned by or paid to each Named Executive Officer during 2006 for service to the Company and its subsidiaries for the year ended December 31, 2006.

Name and Principal Position (a)	Year (b)	Salary (1) ($) (c)	Option Awards (2) ($) (d)	All Other Compensation (i)	Total ( $) (j)
Reuben Seltzer President, Chief Executive Officer, Director	2006	206,250	87,488	—	293,738
Alan Kestenbaum Executive Vice President, Director	2006	73,333	27,837	—	101,170
David J. Barrett Chief Financial Officer	2006	120,000	—	—	120,000

(1) Represents salary paid during the year ended December 31, 2006. The Company has agreed to pay annual base salaries of $225,000 and $80,000, to Mr. Seltzer and Mr. Kestenbaum, respectively. The Company initially agreed to pay Mr. Barrett an annual base salary of $150,000 which was increased effective January 1, 2007 to $200,000.

(2) Represents the dollar amounts recognized for financial statement reporting purposes in 2006 in accordance with FAS 123R for awards made during 2006. For discussions of the relevant assumptions made in calculating these amounts, see Note 8 to our consolidated financial statements filed with our Form 10-KSB/A on April 30, 2007 with the SEC.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information on equity awards held under the 2006 Incentive Stock Plan as of December 31, 2006.

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date
Reuben Seltzer (1)	73,333	146,667	—	2.50	1/24/2016
Alan Kestenbaum (2)	23,333	46,667	—	2.50	1/24/2016
David Barrett	—	—	—	—	—

(1) Mr. Seltzer’s option to purchase 220,000 shares of the Company’s common stock became exercisable as to 73,333 shares on January 24, 2006 and an additional 73,333 on January 24, 2007. An additional 73,334 shares will become exercisable on January 24, 2008.

(2) Mr. Kestenbaum’s option to purchase 70,000 shares of the Company’s common stock became exercisable as to 23,333 shares on January 24, 2006 and an additional 23,333 on January 24, 2007. An additional 73,334 shares will become exercisable on January 24, 2008.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE 2006 INCENTIVE STOCK PLAN

The Board is requesting that our stockholders vote in favor of the amendments to the Company’s 2006 Incentive Stock Plan (the “Plan”) increasing by 1,950,000 the number of shares of common stock authorized for issuance thereunder and authorizing the award of stock appreciation rights, restricted stock units and unrestricted stock thereunder.

The Board believes that stock options and stock incentives, including stock appreciation rights, restricted stock, restricted stock units and unrestricted stock (together “Awards”) are invaluable tools for the recruitment, retention and motivation of qualified employees, officers, non-employee directors and consultants who can contribute materially to the Company’s success. The Company has historically used stock options for these purposes. The Plan will expire on January 23, 2016 (but such termination will not affect Awards already granted thereunder). The Plan had no shares of common stock available for future issuance pursuant to new Award grants as of June 4, 2007. The Board believes that it is important to have additional shares available to provide adequate flexibility to meet future needs.

We are seeking approval of the following amendments to the Plan:

Proposed Increase in Authorized Shares. In 2006, the Board adopted and the stockholders approved the Plan under which 400,000 shares of common stock were initially reserved for issuance pursuant to the exercise of stock options granted thereunder. On October 31, 2006, November 29, 2006 and May 10, 2007, the Board adopted amendments to the Plan increasing by 1,950,000 in the aggregate, the number of shares of common stock authorized for issuance thereunder. As a result, a total of 2,350,000 shares have been authorized by the Board for issuance under the Plan, of which 400,000 shares have been approved by the Company’s stockholders.

The Board is submitting the October 31, 2006, November 29, 2006 and May 10, 2007 increases of 1,950,000 shares of common stock, in the aggregate, to the stockholders for approval. If stockholders approve the increases, a total of 2,350,000 shares will have been authorized for issuance under the Plan by the stockholders and 850,000 shares of common stock will be available for issuance under the Plan pursuant to future Awards.

Grants of Stock Options and Restricted Stock.

Prior to our approval for listing on the NASDAQ Capital Market on April 24, 2007, options to purchase 1,350,000 shares of common stock were authorized and outstanding under the Plan. Of that amount, options to purchase 400,000 shares of common stock were already approved by the stockholders. The remaining outstanding options to purchase 950,000 shares of common stock did not require approval by the stockholders, and therefore, no approval was sought prior to the time they were granted. However, in order for these option grants to qualify as “incentive stock options” that would receive favorable tax treatment under the Internal Revenue Code (“the Code”), stockholder approval is required. See “ Federal Income Tax Treatment - Incentive Stock Options.” Accordingly, stockholder approval of the increase in shares to the Plan will allow these outstanding options to purchase 950,000 shares of common stock to qualify as “incentive stock options” under the Code.

On May 10, 2007, the Board adopted amendments to the Plan further increasing by 1,000,000 the number of shares of common stock authorized for issuance thereunder and approved the grant of options to purchase 100,000 shares of common stock and 50,000 shares of restricted stock to David Barrett, our chief financial officer, subject to stockholder approval. These stock options have a term of nine years and are exercisable at the closing price of the common stock on June 26, 2007, the date of the annual meeting. The options will vest in the following manner: (i) 40,000 upon grant, (ii) 20,000 in one year from May 10, 2007 and (iii) 40,000 in two years from May 10, 2007. The restricted stock will vest in equal installments annually on the anniversaries of the grant date, May 10, 2007, over a period of four years. As of June 1, 2007, the closing price for the Company’s common stock on the NASDAQ Capital Market was $6.90 per share.

If the stockholders approve the increase in shares to the Plan, the total 1,450,000 option shares outstanding, if exercised, and the 50,000 restricted stock shares outstanding, if vested, would represent, as of May 5, 2007 approximately 10.84 % of the Company’s outstanding common stock.

Annual Option Grants to Non-Management Directors

The Compensation Committee unanimously approved the following grants to each independent director: (i) options for 50,000 shares when an independent director is first elected to the Board and (ii) annual option grant equal to the whole number of shares calculated by dividing $25,000 by the Black-Scholes “value” of the last fair market value option grant made in the preceding fiscal year, as set forth in the Company’s audited financial statements for that preceding fiscal year. The Board, however, reserves the right to determine the “value” of an option, for purposes of calculating the number of options to be granted, by utilizing the fair market value price of the Company’s common stock on the last trading day prior to the grant date and the other Black-Scholes assumptions set forth in the Company’s audited financial statements for the preceding fiscal year.

The options will be granted at the Board meeting following the annual stockholders meeting. Twenty-five percent (25%) will vest upon grant and 25% will vest on each of the next three anniversaries, provided the holder is still a director of the Company. The options shall become exercisable six months after the date of grant. The options have a term of 10 years and an exercise price equal to the fair market value of the common stock on the date of grant. These grants are subject to stockholder approval of the increase in shares subject to the Plan. The Company’s current independent directors are John Abernathy, Mark Auerbach, David Dantzker and Jay Lombard. Following the 2007 annual meeting, each of these directors will receive options to purchase 9,541 shares of common stock.

Deferral Programs for Non-Management Directors and Officers

On May 10, 2007, the Board approved deferral programs for officers and non-management directors. It is intended that all options to be issued pursuant to the programs will be granted under the Plan. Some of the key terms of the options are: (i) the exercise price is the closing price of the common stock on the last trading day prior to the issuance date, (ii) the options have a ten year term, (iii) the options are transferable only upon death, (iv) the options shall become exercisable six months after the issuance date and (v) the options have no vesting requirement. Both of these programs are subject to stockholder approval of the increase in shares subject to the Plan.

Non-Management Directors Deferral Program.

The Non-Management Directors Deferral Program allows directors who are not employees of the Company or any of its subsidiaries to elect to receive compensation for their service as members of the Board in part or in whole in the form of options on Company common stock in lieu of cash. Each non-management director may elect, in respect of all or any portion of the payment of their retainer or fee, to receive, in lieu of a payment in cash, options for shares of common stock. The amount of a retainer or fee earned during a calendar quarter that is subject to the plan shall be multiplied by 1.5 (the “Deferral Amount”), and the non-management director shall be issued on the day following the last day of the calendar quarter for which the retainer or fee otherwise would have been paid, options for a number of shares of common stock determined by dividing the Deferral Amount by the Black-Scholes “value” of the last fair market value option grant made in the preceding fiscal year, as set forth in the Company’s audited financial statements for that preceding fiscal year. The Board, however, reserves the right to determine the “value” of an option, for purposes of calculating the number of options to be granted, by utilizing the fair market value price of the Company’s common stock on the last trading day prior to the grant date and the other Black-Scholes assumptions set forth in the Company’s audited financial statements for the preceding fiscal year. The election must be made prior to the year in which the services are performed. For the remainder of 2007, however, an election must be made within 30 days from the effective date of this program and shall apply only to payments in respect of service performed after the date of the election and for the remainder of 2007

Officers Deferral Program.

The Officers Deferral Program allows officers to elect, in respect of up to 50 percent of their salary, to receive, in lieu of a payment in cash, options for shares of common stock. Any salary amount subject to an election will not be paid to the officer and will accumulate during a calendar quarter. This total quarterly amount will be multiplied by 1.5 (the “Deferral Amount”), and the officer shall be issued on the day following the last day of the calendar quarter, options for a number of whole shares of common stock determined by dividing the Deferral Amount by the Black-Scholes “value” of the last fair market value option grant made in the preceding fiscal year, as set forth in the Company’s audited financial statements for that preceding fiscal year. The Board, however, reserves the right to determine the “value” of an option, for purposes of calculating the number of options to be granted, by utilizing the fair market value price of the Company’s common stock on the last trading day prior to the grant date and the other Black-Scholes assumptions set forth in the Company’s audited financial statements for the preceding fiscal year. The election must be made prior to the year in which the services are performed. For the remainder of 2007, however, an election must be made within 30 days from the effective date of this program and shall apply only to payments in respect of service performed after the date of the election and for the remainder of 2007.

Proposed Authorization of Stock Appreciation Rights, Unrestricted Stock and Restricted Stock Units

Stock Appreciation Rights (“SARs”).

The Board has also approved a modification of the Plan to authorize the grant of SARs under the Plan.

SARs are a right to receive upon exercise cash or a number of shares of common stock based on the increase in the fair market value of the shares underlying the SAR during a stated period specified by the Compensation Committee. The Compensation Committee has the discretionary authority to determine the size of an SAR Award and whether the Award will be settled in cash or stock. The SARs will vest in such installments as the Compensation Committee determines. The Compensation Committee also determines the performance or other conditions, if any, that must be satisfied before all or part of an SAR may be exercised. Upon exercise of cash-settled SARs, the participant will receive cash equal to the total number of SARs being exercised multiplied by the difference in fair market value of one share of common stock on the grant date of the SAR and the fair market value on the exercise date. Upon exercise of stock-settled SARs, the Company will issue to the participant the number of whole shares of common stock determined by dividing (i) the total number of SARs being exercised multiplied by the difference in fair market value of one share of common stock on the grant date of the SAR and the fair market value on the exercise date by (ii) the fair market value on the exercise date of one share of common stock.

SARs may be granted to the same class of individuals as the other Awards authorized under the Plan. The Compensation Committee determines which persons will be granted SARs. Unless otherwise determined by the Compensation Committee, participants holding SARs shall not have any rights as a stockholder prior to the actual issuance of common stock.

Restricted Stock Units.

The Board has also approved a modification of the Plan to authorize the grant of Restricted Stock Units under the Plan.

The Compensation Committee will be permitted to award participants the right to receive in the future, subject to certain restrictions, shares of common stock, or restricted stock units. Such restrictions may include the continued service of the participant with the Company or a related company, the attainment of specified performance goals or any other conditions deemed appropriate by the Compensation Committee. Any grant may provide for the acceleration of the payment of restricted stock units in the event of a change in control of the Company.

Participants holding restricted stock units will have no voting rights as a stockholder prior to the actual issuance of common stock. The Compensation Committee may provide in an award agreement evidencing a grant of restricted stock units that the holder of restricted stock units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding stock, a cash payment for each restricted stock unit held equal to the per-share dividend paid on the stock.

Unless otherwise determined by the Compensation Committee at or after grant, in the event the participant ceases to be an employee or otherwise associated with the Company, all shares of restricted stock units awarded to him which are still subject to restrictions shall be forfeited. The Compensation Committee may provide that restrictions or forfeiture conditions relating to shares of restricted stock units will be waived in whole or in part in the event of termination resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock units.

Unrestricted Stock.

The Board has also approved a modification of the Plan to authorize the grant of common stock, free of any restrictions, under the Plan.

The Compensation Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Compensation Committee) an award of common stock free of any restrictions under the Plan. Unrestricted stock awards may be granted or sold in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such grantee.

The federal income tax consequences of the receipt and vesting of an SAR, Restricted Stock Unit and Unrestricted Stock are described below under “Federal Income Tax Treatment.”

Plan Summary

A summary of the principal provisions of the Plan is set forth below and is qualified in its entirety by reference to the Plan, as proposed to be amended. See Exhibit A for a “marked” copy of the Amended and Restated 2006 Incentive Stock Plan that indicates the changes made to the Plan.

Purposes

The Board believes that stock options and stock incentives (together “Awards”) are invaluable tools for the recruitment, retention and motivation of qualified employees, officers, non-employee directors and consultants who can contribute materially to the Company’s success.

Administration.

The Plan is administered by our Compensation Committee. Subject to the terms of the Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the Plan.

Shares Reserved for Issuance Under the Plan.

There are 1,350,000 shares reserved for issuance under the Plan, all of which have been granted under the Plan. If the amendments are approved there will be 2,350,000 shares reserved for issuance under the Plan. The shares issued or to be issued under the Plan consist of authorized but unissued shares. Shares issued pursuant to Awards assumed in connection with mergers and acquisitions by us, including the acquisition of Q-RNA, will not reduce the number of shares reserved for issuance under the Plan.

Eligibility.

Awards may be made under the Plan to our directors, officers, employees or consultants and to any other individual whose participation in the Plan is determined to be in our best interests by our Compensation Committee. We estimate that currently approximately eight persons are eligible to receive awards under the Plan.

Amendment or Termination of the Plan.

The Board may terminate or amend the Plan at any time and for any reason. However, no amendment may adversely impair the rights of grantees with respect to outstanding Awards. Further, unless terminated earlier, the Plan will terminate on January 23, 2016. Amendments will be submitted for stockholder approval to the extent required by the Code, or other applicable laws, rules or regulations.

Types of Awards Available for Grant under the Plan

In addition to the restricted stock units, unrestricted stock and SARs that are described above, the Company is permitted to issue the following Awards under the Plan:

Options. The Plan permits the granting of options to purchase stock intended to qualify as incentive stock options under the Code and stock options that do not qualify as incentive stock options (“non-qualified options”). The exercise price of each option may not be less than 100% of the fair market value of the common stock on the date of grant. In the case of certain 10% stockholders who receive incentive options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for any options that we grant in substitution for options held by directors, officers, employees and consultants of a company that we acquire. In such a case, the exercise price would be adjusted to preserve the economic value of such holder’s options from his or her former employer.

The term of each option is fixed by the compensation committee and may not exceed 10 years from the date of grant and in the case of an incentive option granted to certain 10% stockholders, no incentive option shall be exercisable more than five years after the date such incentive option is granted. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after death, disability, retirement or termination of employment during which options may be exercised.

Unless the Compensation Committee provides otherwise, an option shall vest as to one-third of the shares subject to the option on the first anniversary of the date of grant, as to one-third of the shares subject to the option on the second anniversary of the date of grant and as to one-third of the shares subject to the option on the third anniversary of the date of grant. The exercisability of options may be accelerated by the Compensation Committee, such as upon retirement, death, disability or change in control. In general, an optionee may pay the exercise price of an option by in cash, or by check or such other instrument as may be acceptable to the Compensation Committee. Options granted under the Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to address estate planning concerns.

Restricted Stock. The Compensation Committee is permitted to award participants common stock subject to certain restrictions, or restricted stock. Such restrictions may include the continued service of the participant with the Company or a related company, the attainment of specified performance goals or any other conditions deemed appropriate by the Compensation Committee. Any grant may provide for the acceleration of vesting of restricted stock in the event of a change in control of the Company.

Certificated restricted stock will be held in the custody of the Company and/or bear a legend until the applicable restrictions lapse. A participant cannot sell, transfer, pledge, exchange, hypothecate or otherwise dispose of restricted stock until the applicable restrictions are satisfied.

During the period of restriction, unless the Compensation Committee otherwise determines, a participant may exercise full voting rights with respect to the restricted stock held by him or her. Unless otherwise provided by the Compensation Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock.

Unless otherwise determined by the Compensation Committee at or after grant, in the event the participant ceases to be an employee or otherwise associated with the Company, all shares of restricted stock awarded to him which are still subject to restrictions shall be forfeited. The Compensation Committee may provide that restrictions or forfeiture conditions relating to shares of restricted stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock.

Section 162(m) of the Internal Revenue Code Compliance. Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to their Chief Executive Officer and the four highest compensated executive officers (other than the Chief Executive Officer) determined at the end of each year (the “covered employees”). However, performance-based compensation may be excluded from this limitation. The Plan is designed to permit the compensation committee to grant awards that qualify for purposes of satisfying the conditions of Section 162(m).

Effect of Certain Corporate Transactions.  Transactions resulting in a change in control of the Company may or may not cause awards granted under the Plan to vest. For example, as to options, upon the occurrence of a change in control, the Compensation Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part, as determined by the Compensation Committee in its sole discretion. Further, in its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a change in control, each outstanding option shall terminate within a specified number of days after notice to the participant. Also, upon the occurrence of a change in control, the Compensation Committee may accelerate the vesting of outstanding restricted stock and restricted stock units, in whole or in part, as determined by the Compensation Committee, in its sole discretion.

Adjustments for Stock Dividends and Similar Events.  The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Federal Income Tax Treatment

Restricted Stock.  A grantee who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares of common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares of common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the shares of common stock are subject to restrictions will be subject to withholding taxes. We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving an award of restricted stock units under the Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock issued to such grantee at the end of the restriction period or, if later, the payment date. We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of one of our subsidiaries from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the shares of common stock in an amount generally equal to the excess of the fair market value of the shares of common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent that the grantee recognizes ordinary income.

Non-Qualified Options. The grant of a non-qualified option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise. Upon a subsequent sale or exchange of shares of common stock acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares of common stock plus the amount treated as ordinary income at the time the option was exercised). We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of stock appreciation rights under the Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise. We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Stock.  Participants who are awarded unrestricted shares of common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares of common stock. We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Registration with SEC

We intend to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the shares of common stock under the Plan.

Vote Required for Approval

Assuming the quorum requirements are satisfied, approval of the amendments to the Plan require the affirmative vote of the majority of the shares of common stock present or represented by proxy at the annual meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENTS TO THE PLAN.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2006, concerning securities authorized for issuance under the Company’s 2006 Non-Employee Directors Stock Option Plan and 2006 Incentive Stock Plan:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	750,000	$2.99	50,000
Equity compensation plans not approved by security holders (2)	840,000	$5.85	110,000
Total	1,590,000	$4.50	160,000

(1) Includes 400,000 shares authorized for issuance under the Company’s 2006 Non-Employee Directors Stock Option Plan and 400,000 shares authorized issuance under the Company’s 2006 Incentive Stock Plan.

(2) Includes 950,000 shares authorized for issuance under the Company’s 2006 Incentive Stock Plan by the Board.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

We are requesting that the stockholders ratify the Audit Committee’s appointment of Moore Stephens, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007. The firm is a registered public accounting firm with the Public Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Neuro-Hitech’s and its stockholders’ best interests.

Moore Stephens, P.C. representatives are expected to attend the 2007 Annual Stockholders’ Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Assuming the quorum requirements are satisfied, approval of the ratification of the appointment of Moore Stephens, P.C. as the Company’s independent registered public accounting firm for 2007 requires the affirmative vote of the majority of the shares of common stock present or represented by proxy at the annual meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” OF THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Principal Accountant Fees and Services

The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by the Company’s principal accountant in our fiscal years ended December 31, 2006 and December 31, 2005.

	2006	2005
Audit Fees	$13,000	$15,000
Audit Related Fees	--	--
Tax Fees	$3,000	$3,000
All Other Fees	$10,500	$6,000

Audit Fees . Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements and services that are normally provided by Moore Stephens, P.C., in connection with statutory and regulatory filings or engagements.

Audit-Related Fees . Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees . Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

  All Other Fees . Consists of fees for products and services other than the services reported above, including fees associated with the review of the Company’s periodic reports and reports on Form 8-K.

The Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided. The Audit Committee considers and approves at its first meeting of each year, anticipated audit and permissible non-audit services to be provided during the year, as well as the projected fees for those services. The Audit Committee considers and pre-approves additional audit and permissible non-audit services and fees as needed at each meeting. The Audit Committee has delegated authority to its Chair to pre-approve audit and permissible non-audit services between meetings, provided that the Chair reports any such pre-approval to the Audit Committee at its next meeting. The Audit Committee will not approve non-audit engagements that would violate SEC rules or impair the independence of Moore Stephens. All audit and permissible non-audit services rendered to the Company in 2006 were pre-approved in accordance with these procedures.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has, by resolution, adopted policies and procedures regarding the pre-approval of the performance by Moore Stephens, P.C. of certain audit and non-audit services. Moore Stephens, P.C. may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. All services described above were approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following Report of the Audit Committee of the Board (the “Audit Committee”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference in any of those filings.

The Audit Committee is composed of three non-employee directors (Messrs. Abernathy, Auerbach and Dantzker), each of whom is considered an "independent" director for the purposes of the applicable rules of NASDAQ and the SEC. The Committee's responsibilities are set forth in its charter, a copy of which is available on Neuro-Hitech’s Internet site, www.neurohitech.com. The Board and the Audit Committee believe that the Audit Committee members are and were at the time of the actions described in this report "independent" directors as independence is defined by NASDAQ Rule 4200(a)(15).

The Audit Committee has reviewed and discussed with management Neuro-Hitech's audited consolidated financial statements as of and for the year ended December 31, 2006, and has discussed with Neuro-Hitech's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board, and has discussed with the auditors the auditors’ independence and considered whether the provision of any non-audit services by the auditors is compatible with maintaining their independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the above referenced consolidated financial statements be included in Neuro-Hitech's Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the SEC.

Audit Committee:

John Abernathy, Chairman
Mark Auerbach
David Dantzker

ADDITIONAL MEETING INFORMATION

Meeting Proposals. There are no other matters that the Board intends to present, or has reason to believe others will present, at the annual meeting. If other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote in accordance with their best judgment on such matters.

Proxy Solicitation. We have not engaged any firm to solicit proxies, nor do we intend to do so. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request that brokers and nominees who hold stock in their names furnish our proxy material to the beneficial owners of the stock, and we must reimburse these brokers and nominees for the expenses of doing so in accordance with statutory fee schedules.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC and NASDAQ an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Under SEC rules, some forms of indirect ownership and ownership of Company stock by family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files these reports on their behalf. Based solely on a review of the copies of such forms in our possession, and on written representations from reporting persons, we believe that during fiscal 2006 all of our executive officers and directors filed the required reports on a timely basis under Section 16(a).

2008 Stockholder Proposals or Nominations. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in our 2008 proxy statement. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices, in care of our Corporate Secretary. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. We must receive all submissions on or before the close of business 120 days prior to June 4, 2008, which is February 5, 2008. We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. The Corporate Governance and Nominating Committee reviews all stockholder proposals and makes recommendations to the Board for action on such proposals. For information on recommending individuals for consideration as nominees, see the “Corporate Governance” section of this proxy statement.

Further, under our Bylaws, if a stockholder intends to nominate a person as a candidate for election to the Board directly (rather than through our Corporate Governance and Nominating Committee), the stockholder may submit the proposal or nomination between March 28, 2008 and April 27, 2008, If the date of the 2008 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2007 annual meeting (a situation that we do not anticipate), the stockholder must submit any such proposal or nomination no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The stockholder’s submission must be made by a registered stockholder on his or her behalf or on behalf of the beneficial owner of the shares, and must include information specified in our Bylaws concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our stock. We will not entertain any proposals or nominations at the annual meeting that do not meet these requirements. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

Financial Statements. Our financial statements for the year ended December 31, 2006 are included in our 2006 Annual Report to Stockholders, which we are sending to our stockholders at the same time as this proxy statement. Our annual report and this proxy statement are also posted on the Internet at www.neurohitech.com. If you have not received or had access to the annual report, please call our offices at (212) 594-1215, and we will send a copy to you.

COMMUNICATING WITH US

From time to time, we receive inquiries from stockholders asking how they can communicate with us. If you would like to receive information about us, you can visit our main Internet site at www.neurohitech.com, which contains product and marketing information. Our Investor Relations site at www.neurohitech.com contains press releases, financial information, stock quotes, corporate governance information, and links to our SEC filings. To have information such as our latest Form 10-QSB or annual report mailed to you, contact our transfer agent, StockTrans, Inc., by e-mail through their Web site at www.stocktrans.com or call (212) 594-1215.

If you would like to contact us, call us at (212) 594-1215, or send correspondence to Neuro-Hitech, Inc., Attn: Investor Relations, One Penn Plaza, Suite 1503, New York, NY 10019. If you would like to communicate with our Board of Directors, see the procedures described in “Communications from Stockholders to the Board” under the heading “Corporate Governance.”

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save printing and processing costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to our Corporate Secretary, or call us at (212) 594-1215. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Neuro-Hitech stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

By Order of the Board of Directors

Reuben Seltzer
Corporate Secretary
New York, New York
June 4, 2007

EXHIBIT A

NEURO-HITECH, INC.

AMENDED AND RESTATED

2006 INCENTIVE STOCK PLAN

EFFECTIVE JUNE 26, 2007

1.  PURPOSE OF THE PLAN.

This 2006 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to ~~Marco Hi-Tech JV Ltd~~Neuro-Hitech, Inc., a Delaware corporation (the "Company"), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company~~'~~’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company~~'~~’s intent as stated in this Section 1.

2.  ADMINISTRATION OF THE PLAN.

The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options ~~and~~, restricted stock ("Restricted Stock"), restricted stock units (“Restricted Stock Units”), stock appreciation rights (“SARs”) and unrestricted stock (“Unrestricted Stock”) (collectively, “Awards”) and to determine the terms and conditions of the respective ~~Option and Restricted Stock~~Award agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all ~~Options and Restricted Stock~~Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any ~~Options or Restricted Stock~~Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any ~~Options or Restricted Stock~~Awards. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.  DESIGNATION OF OPTIONEES AND GRANTEES.

The persons eligible for participation in the Plan as recipients of Options (the "Optionees") or ~~Restricted Stock~~other Awards (the "Grantees" and together with Optionees, the "Participants") shall include directors, officers and employees of, and subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), consultants, vendors, joint venture partners, and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each ~~Option or share of Restricted Stock~~Award granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant's relationship to the Company, the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service, promotions and potential. A Participant who has been granted an ~~Option or Restricted Stock~~Award hereunder may be granted an additional ~~Option or Options, or Restricted Stock~~Award if the Committee shall so determine.

4.  STOCK RESERVED FOR THE PLAN.

Subject to adjustment as provided in Section ~~8~~10 hereof, a total of ~~400,000~~ 2,350,000 shares of the Company's Common Stock, par value $0.001 per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding ~~Options~~Awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any ~~Option or Restricted Stock~~Award expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an ~~Option or Restricted Stock~~Award be reduced for any reason, the shares of Stock theretofore subject to such ~~Option or Restricted Stock~~Award may be subject to future ~~Options or Restricted Stock~~Awards under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.  TERMS AND CONDITIONS OF OPTIONS.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section ~~8~~10 below. "Fair Market Value" means the closing price on the final trading day immediately prior to the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) EXERCISABILITY. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3). If the Committee does not otherwise provide, an Option shall vest as to one-third of the shares subject to the Option on the first anniversary of the date of grant, as to one-third of the shares subject to the Option on the second anniversary of the date of grant and as to one-third of the shares subject to the Option on the third anniversary of the date of grant.

Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the ~~Securities~~ Exchange Act of ~~1934, as amended (the "Exchange Act").~~1934. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) METHOD OF EXERCISE. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death ~~(or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof)~~ or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service ~~(or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof)~~ or the expiration of the stated term of such Option, whichever period is shorter; PROVIDED, HOWEVER, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death ~~(or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof)~~ or for the stated term of such Option, whichever period is shorter.

(h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service ~~(or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof)~~ or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death ~~(or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof)~~ or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) OTHER TERMINATION. Unless otherwise determined by the Committee and except as is provided below, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination ~~(or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof)~~ or the balance of such Option's term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for "cause" any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, "Cause" shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that "Cause" shall not include any act of commission or omission in the good-faith exercise of such Optionee's business judgment as a director, officer or employee of the Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for "Cause" or resigns as a director, officer or employee for "Good Reason" the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee ~~(or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof)~~, or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i) Good Reason shall exist upon the occurrence of the following:

(a) the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(b) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee's participation with the Company or other nature of Optionee's responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee's responsibilities immediately prior to such Change in Control; and

(c) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(j) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

Restricted Stock or Restricted Stock Units may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock or Restricted Stock Units upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) GRANTEE RIGHTS. A Grantee shall have no rights to an award of Restricted Stock or Restricted Stock Units unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee of Restricted Stock shall have the rights of a stockholder ~~with respect to Restricted Stock~~ subject to the non-transferability and forfeiture restrictions described in Section 6(d) below. After acceptance, the Grantee of Restricted Stock Units shall have no rights as a stockholder of the Company. The Committee may provide in an Award agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock.

(b) ISSUANCE OF ~~ERTIFICATES~~CERTIFICATES. The Company shall issue in the Grantee~~'~~’s name a certificate or certificates for the shares of Common Stock associated with the award of Restricted Stock promptly after the Grantee accepts such award.

(c) DELIVERY OF CERTIFICATES. ~~Unless otherwise provided, any~~Except as otherwise specified with respect to a particular Award, within thirty (30) days of the expiration or termination of the restricted period, a certificate or certificates ~~issued evidencing~~representing all shares of ~~Restricted~~ Stock relating to such Award which have not been forfeited shall ~~not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant~~be delivered to the Participant. Except as otherwise specified with respect to a particular Award of Restricted Stock Units, within thirty (30) days of the satisfaction of the vesting criterion applicable to such Award, a certificate or certificates representing all shares of Stock relating to such Award which have vested shall be issued or transferred to the Participant.

(d) FORFEITABILITY, NON-TRANSFERABILITY ~~OF RESTRICTED STOCK. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed~~. At the time an Award of Restricted Stock or Restricted Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Restricted Stock Units during which the shares related to such Award shall become nonforfeitable or vest. The Committee may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance conditions, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Restricted Stock Units. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) CHANGE OF CONTROL. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock and Restricted Stock Units, in whole or in part, as determined by the Committee, in its sole discretion.

(f) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock and Restricted Stock Units theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power with respect to the Restricted Stock. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units.

7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

(a) RIGHT TO PAYMENT AND GRANT PRICE. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The Award agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.

(b) OTHER TERMS. The Committee shall determine at the date of grant or thereafter, the time or times at which and the conditions under which an SAR may be exercised (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

8. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Award of Unrestricted Stock to any Participant pursuant to which such Participant may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Participant.

9. TERM OF PLAN.

No ~~Option or Restricted Stock~~Award shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but ~~Options~~Awards theretofore granted may extend beyond that date.

~~8.~~ 10. CAPITAL CHANGE OF THE COMPANY.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and ~~option~~ price of shares subject to outstanding Options and SARs granted under the Plan, to the end that after such event each ~~Optionee'~~Participant’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of other outstanding ~~Restricted Stock~~Awards granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

~~9.~~ 11. PURCHASE FOR INVESTMENT/CONDITIONS.

Unless the ~~Options and~~ shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or ~~Restricted Stock~~other Awards under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on ~~awards of Options or Restricted Stock~~Awards as shall be determined by the Committee at the time of award.

~~10.~~ 12. TAXES.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any ~~Options or Restricted Stock~~Award granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any ~~Grantee~~Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such ~~Grantee~~Optionee shall notify the Company of such disposition within ten (10) days hereof.

~~11.~~ 13. EFFECTIVE DATE OF PLAN.

The Plan ~~shall be~~became effective on January 24, 2006; provided, however, that ~~if, and only if,~~in order for certain options ~~are intended~~granted after the amendments of the Plan effective on October 31, 2006 and November 28, 2006 to qualify as Incentive Stock Options, such amendments the Plan must subsequently be approved by majority vote of the Company's stockholders no later than ~~January 23, 2007,~~one year following the date of such amendments, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to ~~shareholder~~stockholder approval set forth in Section 162(m) of the Code are satisfied.~~12.~~

14. AMENDMENT AND TERMINATION.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any ~~Option or Restricted Stock~~Award theretofore granted without the Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section ~~8~~10;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

The Committee may at any time or times amend the Plan or any outstanding ~~award~~Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of ~~awards~~Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the "Section 409A Rules") and the Committee shall exercise its discretion in granting ~~awards~~Awards hereunder (and the terms of such ~~awards~~Awards), accordingly. The Plan and any grant of an ~~award~~Award hereunder may be amended from time to time (without, in the case of an ~~award~~Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

~~13.~~ 15. GOVERNMENT REGULATIONS.

The Plan, and the grant and exercise of ~~Options or Restricted Stock~~Awards hereunder, and the obligation of the Company to sell and deliver shares under such ~~Options and Restricted Stock shall~~Awards be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

~~14.~~ 16. GENERAL PROVISIONS.

(a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) EMPLOYMENT MATTERS. Neither the adoption of the Plan nor any grant or ~~award~~Award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) LIMITATION OF LIABILITY. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

~~15.~~ 17. NON-UNIFORM DETERMINATIONS.

The Committee's determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive ~~awards~~Awards, (ii) the form, amount and timing of such ~~awards~~Awards, (iii) the terms and provisions of such ~~awards~~Awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, ~~awards~~Awards under the Plan, whether or not such Participants are similarly situated.

~~16.~~ 18. GOVERNING LAW.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

~~Neurotech Pharmaceuticals, Inc.~~
~~January 24, 2006~~

FRONT OF PROXY CARD:

NEURO-HITECH, INC.

The Board recommends a vote FOR Proposal 1.

1. Election of seven directors.

Nominees (for the terms stated in the Proxy Statement):	☐ FOR	☐ WITHHELD
	ALL NOMINEES	FROM ALL NOMINEES

01. Mr. John Abernathy
02. Mr. Mark Auerbach
03. Dr. David Dantzker
04. Mr. Alan Kestenbaum
05. Dr. Jay Lombard
06. Mr. L. William McIntosh
07. Mr. Reuben Seltzer

_____________________________________________________
☐For all nominees except as written above

The Board recommends a vote FOR Proposal 2.

2. Amendments to the 2006 Incentive Stock Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board recommends a vote FOR Proposal 3.

3. Ratification of Independent Registered Public Accounting Firm.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. Such other matters as may come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINATED DIRECTORS, “FOR” THE AMENDMENTS TO THE 2006 INCENTIVE STOCK PLAN AND “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED.

PLEASE vote at once. It is important. Please mark your choice in black ink.

DATE: __________________

SIGNATURE: ____________________________

SIGNATURE:_____________________________

NOTE: SIGNATURE(S) MUST CORRESPOND EXACTLY
WITH NAME(S) AS IMPRINTED HEREON.
When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such and if the signer is a corporation, please sign with the full corporate name by a duly authorized officer. If shares are held in the name of more than one person, all named holders must sign the proxy.

REAR OF PROXY CARD:

NEURO-HITECH, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 26, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Neuro-Hitech, Inc. appoints Reuben Seltzer and David Barrett with full power of substitution, as proxy to vote all shares of the undersigned in Neuro-Hitech, Inc. at the Annual Meeting of Stockholders to be held on June 26, 2007, and at any adjournment thereof, with like effect and as if the undersigned were personally present and voting upon the following matters:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)